UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 16, 2006

ValueVision Media, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6740 Shady Oak Road, Eden Prairie, Minnesota		55344-3433
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(952) 943-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The following information is furnished in this Current Report on Form 8-K.

On August 16, 2006, we issued a press release discussing our results of operations and financial condition for our fiscal quarter ended August 5, 2006. A copy of the press release is furnished as Exhibit 99 hereto.

We held an earnings conference call at 11:00 a.m eastern time on August 17, 2006 to discuss the press release announcing our second quarter financial results, which was issued after close of market on August 16, 2006. Information regarding the earnings conference call was made publicly available by means of a press release issued on August 8, 2006. A telephonic replay of the conference call is available for 48 hours after the call, and can be accessed by dialing 1-800-879-5206. In addition, the replay is available for 30 days after the call via internet audio streaming. This can be accessed by logging on to https://e-meetings.mci.com and using the conference number 9665576 with the pass code 'VALUEVISION'.

In addition to reviewing the contents of the second quarter earnings release, during the call other topics were discussed as well, including the following: (1) our selling and distribution expense during the second quarter ended August 5, 2006 was $55.3 million, excluding the impact of stock option expensing, representing a 9% increase over the prior year; (2) our general and administrative expense for the second quarter was $6.9 million, excluding the impact of stock option expensing, representing an 11% increase over the prior year; (3) the contribution to equity income from our investment in Polo.com in the second quarter was approximately $1.0 million; and (4) the estimated depreciation and amortization expense for fiscal year 2006 will be $22 million.

Our selling and distribution expense during the second quarter ended August 5, 2006 was $55.5 million, including the impact of $0.2 million of stock option expense, representing a 9% increase over the prior year, and our general and administrative expense for the second quarter was $7.1 million, including the impact of $0.2 million of stock option expense, representing a 14% increase over the prior year.

Item 9.01 Financial Statements and Exhibits.

99 Press Release dated August 16, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueVision Media, Inc.

August 17, 2006	By:	Nathan E. Fagre

Name: Nathan E. Fagre
Title: Senior Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99	Press Release dated August 16, 2006